UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       November 2, 2004 (November 1, 2004)

                            BLACKHAWK BANCORP, INC.
                            -----------------------
              (Exact name of registrant as specified in its charter)

        Wisconsin                       0-18599                 39-1659424
----------------------------    ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer Number)
of incorporation)

             400 Broad Street, Beloit, WI                        53511
             ----------------------------                        -----
       (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code:  (608) 364-8911
                                                           --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 1, 2004, Blackhawk Bancorp, Inc. issued a press release announcing earnings for its third quarter results of operations, the text of which is furnished as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
          --------

          99.1 Press Release dated November 1, 2004

                           *     *     *     *     *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 2, 2004                 BLACKHAWK BANCORP, INC.

                                        /s/ Todd J. James
                                        --------------------------------
                                        Todd J. James
                                        Executive Vice President and CFO
                                        (Duly authorized officer of the
                                        registrant and principal financial
                                        officer)